March 2026 Corporate Presentation Exhibit 99.2

Forward-Looking Statements The information contained in this presentation is being supplied and communicated to you solely for your information and may not be reproduced, further distributed to any other person or published, in whole or in part, for any purpose. The distribution of this presentation in certain jurisdictions may be restricted by law, and persons into whose possession this presentation comes should inform themselves about, and observe, any such restrictions. Although reasonable care has been taken to ensure that the facts stated in this presentation are accurate and that the opinions expressed are fair and reasonable, the contents of this presentation have not been verified by Silence Therapeutics plc (the “Company”) or any other person. Accordingly no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information and opinions contained in this presentation and no reliance should be placed on such information or opinions. None of the Company, or any of its respective members, directors, officers or employees nor any other person accepts any liability whatsoever for any loss howsoever arising from any use of such information or opinions or otherwise arising in connection with this presentation. No part of this presentation, or the fact of its distribution, should form the basis of or be relied upon in connection with any contract or commitment or investment decision whatsoever. This presentation does not form part of any offer of securities, or constitute a solicitation of any offer to purchase or subscribe for securities or an inducement to enter into any investment activity. Recipients of this presentation are not to construe its contents, or any prior or subsequent communications from or with the Company or its representatives as investment, legal or tax advice. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of any transaction. Further, the information in this presentation is not complete and may be changed. Recipients of this presentation should each make their own independent evaluation of the information and of the relevance and adequacy of the information in this document and should make such other investigations as they deem necessary. This presentation may contain forward-looking statements that reflect the Company’s current views and expectations regarding future events. In particular certain statements with regard to management’s strategic vision, aims and objectives, the conduct of clinical trials, the filing dates for product license applications and the anticipated launch of specified products in various markets, the Company’s ability to find partners for the development and commercialization of its products as well as the terms for such partnerships, anticipated levels of demand for the Company’s products (including in development), the effect of competition, anticipated efficiencies, trends in results of operations, margins, the market and exchange rates, are all forward-looking in nature. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward looking statements. Although not exhaustive, the following factors could cause actual results to differ materially from those the Company expects: difficulties inherent in the discovery and development of new products and the design and implementation of pre-clinical and clinical studies, trials and investigations, delays in and results from such studies, trials and investigations that are inconsistent with previous results and the Company’s expectations, the failure to obtain and maintain required regulatory approvals, product and pricing initiatives by the Company’s competitors, inability of the Company to market existing products effectively and the failure of the Company to agree beneficial terms with potential partners for any of its products or the failure of the Company’s existing partners to perform their obligations, the ability of the Company to obtain additional financing for its operations and the market conditions affecting the availability and terms of such financing, the successful integration of completed mergers and acquisitions and achievement of expected synergies from such transactions, and the ability of the Company to identify and consummate suitable strategic and business combination transactions and the risks described in our most recent Admission Document. By participating in this presentation and/or accepting any copies hereof you agree to be bound by the foregoing restrictions and the other terms of this disclaimer.

Silencing diseases through precision engineered medicines created with proprietary siRNA technology

2025 Key Milestones Achieved Achieved rapid enrollment in SANRECO Phase 2 PV study - topline results anticipated in 3Q 2026 Completed core Phase 3 readiness activities for zerlasiran in high Lp(a) Generated promising pre-clinical results for two new GOLD platform programs Advanced extra-hepatic cell targeting of siRNA with promising initial data

Our Global Footprint US OFFICE R&D OPERATIONS COMPANY HQ NEW JERSEY LONDON BERLIN siRNA expertise spanning drug discovery, design and clinical development

We are Silencing Genes to Treat Disease Natural: RNAi is a natural biological process that regulates gene expression Precise: each siRNA is intentionally designed to bind only to the target gene transcript Durable, yet Reversible: siRNA therapies can be administered infrequently and do not produce permanent changes to DNA Broad Utility: siRNA therapies can be designed to target essentially any gene The siRNA Approach

Our Toolbox Considers all Elements of siRNA and Ligand Design siRNA matched to target gene Silence has developed chemical modification patterns that enhance stability and improve activity Silence has developed proprietary linkers, enabling the attachment of targeting ligands to the siRNA molecule GalNAc ligand delivers molecule to specific liver tissues/cells Highly targeted to liver Continuous Fine-Tuning to Further Improve Performance siRNA molecule Linker GalNAc Ligand (delivery tool)

mRNAi GOLD™ Development Pipeline of siRNA Therapies

Category	Candidate	Indication	Preclinical	Phase I	Phase II	Phase III
RARE	Divesiran (TMPRSS6)	Polycythemia Vera	✓	✓	✓	
RARE	Divesiran (TMPRSS6)	Other Blood Disorders	✓	✓		
RARE	SLN548 (CFB)	Complement	✓			
CARDIOMETABOLIC	Zerlasiran (LPA)	Cardiovascular Disease	✓	✓	✓	
CARDIOMETABOLIC	SLN312* (ANGPTL3)	Dyslipidemia	✓	✓		
CARDIOMETABOLIC	SLN365 (GPR146)	HoFH	✓			
CARDIOMETABOLIC	SLN098 (INHBE)	Obesity	✓			

*SLN312 is currently licensed to AstraZeneca. As announced in a Company Press Release dated March 5, 2026, Silence will re-gain exclusive rights globally to SLN312 following Phase 1.
HoFH=Homozygous familial hypercholesterolemia

8

Divesiran (TMPRSS6)

Divesiran: Potential First-in-Class, First-Line siRNA Treatment for Polycythemia Vera (PV) Robust, rapid and durable efficacy in Ph1 Favorable and potentially differentiated safety profile Broad potential in iron-related disorders Less frequent dosing (every 6 or 12 weeks) Fixed dosing, no titration needed Potential for rapid and continuous symptom improvement Opportunities for improved quality of life Compelling Profile Convenient Dosing Consistent Control Targeting First-Line Treatment in All Phlebotomy-Dependent PV Patients

Myeloproliferative neoplasm characterized by the excessive production of red blood cells (RBCs) Elevated hematocrit (HCT) is a hallmark of the disease, indicating overproduction of RBCs Associated with JAK2 gain-of-function driver mutation in hematopoietic stem cells in over 90% of patients Serious, chronic disease associated with increased thrombotic and cardiovascular risks1-3 Rare disease with ~150,000 in the US and ~3.5m worldwide 4 Diagnosed typically in individuals 50-70 years of age Median survival ~20 years Polycythemia Vera (PV) is a Rare Blood Cancer with Significant Unmet Needs Treatment goal is to control HCT <45% to reduce CV and major thrombotic events 1. NORD Rare Disease Database, Polycythemia Vera. https://rarediseases.org/rare-diseases/polycythemia-vera/ 2. Spivak JL. Ann Hematol 2018; 19(2):1-14. 3. Marchioli R, et al. N Engl J Med 2013; 368:22-33 4.Using 44/100,000 global population: 7,800m, Kattamis, A. et al. Eur J Haematol (2020);

People Living with PV Have Significant Unmet Needs

Inconsistent HCT Control

- Patients with HCT between 45-50% are ~4x more likely to die from CV causes or have major thrombotic events than those <45%[1]
- Most patients have uncontrolled HCT with tests ≥45%[2]

Iron Deficiency

- Most patients with PV are iron deficient due to depleted bone marrow iron levels[3]
- Some treatments exacerbate disease-related symptoms by inducing iron deficiency[3,4]

Disease Burden

- Patients with elevated HCT often require frequent phlebotomies to manage condition
- 30-40% of PV patients who receive cytoreductive therapy have a suboptimal response and toxicity issues[5]
- Patients have burdensome symptoms, including fatigue and concentration problems[5]

"The PV aspect means that you have to have phlebotomies regularly and I think the most crippling thing about that is the fatigue."
– Nona Baker


Nona Baker
Co-chair of MPN UK
Living with PV

1. Marchioli et al. 2013 NEJM paper; 2. Verstovsek S, et al. Ann Hematol. 2023 Mar;102(3):571-581; 3. Verstovsek S, et al. Leuk Res. 2017;56:52-59. doi:10.1016/j.leukres.2017.01.032.4. McMullin MF, et. al. Br J Haematol. 2019 Jan; 184(2): 176-191.; 5. Mesa, R. Clin Adv Hematol Oncol (2017)

12

SANRECO Phase 1 Study Overview Completed in February 2025 Design 34-week, open-label, dose-finding study of divesiran in 21 phlebotomy-dependent PV patients Study included 16-week follow-up period following last administered dose Key Inclusion Criteria PV diagnosis At least 3 phlebotomies in the last 6 months or 5 in the last year prior to screening Stable dose of cytoreductive agents allowed No hematocrit threshold Dosing & Administration 6 patients at 3 mg/kg, 8 patients at 6 mg/kg and 7 patients at 9 mg/kg Administered subcutaneously (s.c.) every six weeks (Q6W) for four doses Key Objectives Safety and tolerability Assessment of the number of phlebotomies at 3 intervals (pre-treatment, treatment and follow-up)

Divesiran Reduced Phlebotomy Frequency in All PV Patients Data Presented at the European Hematology Association. June 12, 2025. SANRECO, an On-going Phase 1/2 Study Evaluating Divesiran, Novel GalNAc-conjugated SiRNA, in Patients with Polycythemia Vera. Abstract Code: SS24; Pre-dose from D-201 to D-1, Treatment period D1 to D169 and FU D169 to D239; EoS = End of Study visit; 3. Data cut-off 24th April 2025. 79 Phlebotomies Prior to Dosing; No Well-Controlled Patients Required a Phlebotomy through the 6-month Treatment Period

Divesiran Reduced Hematocrit in All PV Patients Regardless of Baseline Levels Data Presented at the European Hematology Association. June 12, 2025. SANRECO, an On-going Phase 1/2 Study Evaluating Divesiran, Novel GalNAc-conjugated SiRNA, in Patients with Polycythemia Vera. Abstract Code: SS24; 2. Orange dotted line represent dosing dates. Error bars represent ± SEM; All data available for each time point is reported; 3. Data cut-off 24th April 2025.

Divesiran Reduced Hemoglobin in All Cohorts 1. Data Presented at the European Hematology Association. June 12, 2025. SANRECO, an On-going Phase 1/2 Study Evaluating Divesiran, Novel GalNAc-conjugated SiRNA, in Patients with Polycythemia Vera. Abstract Code: SS24; 2. Orange dotted line represent dosing dates. Error bars represent ± SEM; All data available for each time point is reported; 3. Data cut-off 24th April 2025.

Divesiran Treatment Produced Sustained Increases in Hepcidin 1. Data Presented at the European Hematology Association. June 12, 2025. SANRECO, an On-going Phase 1/2 Study Evaluating Divesiran, Novel GalNAc-conjugated SiRNA, in Patients with Polycythemia Vera. Abstract Code: SS24; 2. Orange dotted line represent dosing dates. Error bars represent ± SEM; All data available for each time point is reported; 3. Data cut-off 24th April 2025.

Divesiran Demonstrated a Favorable Safety and Tolerability Profile Divesiran was well tolerated with no dose-limiting toxicities No treatment-related serious adverse events or TEAEs leading to discontinuation

SANRECO Phase 1 Results Highlight Potential for First-in-Class siRNA Treatment for PV EFFICACY SAFETY DURABILITY Controlled HCT levels and eliminated the need for phlebotomy in target population Effects sustained during the treatment and follow-up period with Q6W dosing Well tolerated with no dose-limiting toxicities

SANRECO Phase 2 Study Overview Design 36-week, placebo-controlled, double-blind period followed by a 3-year, double-blind and open-label extension period evaluating divesiran in 48 phlebotomy-dependent PV patients Key Inclusion Criteria PV diagnosis At least 3 phlebotomies in the last 6 months or 5 in the last year prior to screening Stable dose of cytoreductive agents allowed HCT level <45% prior to dosing Dosing & Administration Divesiran 6 mg vs. placebo Administered s.c. at Q6W and Q12W intervals Key Objectives Primary endpoint: proportion of patients who maintain HCT levels below 45% without phlebotomies between weeks 18 and 36 Secondary endpoints include safety and tolerability, pharmacokinetics, and quality of life changes Study Fully Enrolled - Topline Results Expected in 3Q 2026

Zerlasiran (LPA)

Zerlasiran Silences Lp(a): an Independent Risk Factor for Cardiovascular Disease Zerlasiran Has the Potential to Address Major Unmet Needs in Cardiovascular Disease Lp(a) levels are genetically determined Recognized as a major untreated risk factor in cardiovascular disease Lp(a) levels are not significantly modifiable by approved medicines or lifestyle changes At least 20% of the global population has high Lp(a) defined as ≥125 nmol/L (~50 mg/dL)1 mg/dL: milligrams per deciliter, nmol/L: nanomoles per liter (approximate conversion factor of 2.5) 1. Lau, F. D., & Giugliano, R. P. (2022). Lipoprotein (a) and its significance in cardiovascular disease: a review. Jama Cardiology, 7(7), 760-769.

Zerlasiran Has Substantial Market Potential

High Cholesterol vs High Lp(a) in Cardiovascular Disease

High Cholesterol is a **Modifiable Risk Factor** → Lifestyle changes **can** have a positive impact

High Lp(a) is a **Genetic Risk Factor** → Lifestyle changes **have no effect** on Lp(a) levels

Similar Medically Treated Population

Patients with High Total Cholesterol vs. High Lp(a)
US + EU5 Markets

High Total Cholesterol[1]
US ≥ 200 mg/dL
EU5 ≥ 190 mg/dL

High Lp(a)[2]
≥ 50 mg/dL
(no indicated treatments)



136M
103M
132M
Estimated medically treated
Lifestyle changes

Blockbuster Potential

Sales of Cholesterol-Lowering Drugs Peaked at >$30B[3,4]

Lipitor® (atorvastatin)	Crestor® (rosuvastatin)	Zocor® (simvastatin)
$12.9B peak sales	**$7.0B** peak sales	**$5.2B** peak sales

[1] Datamonitor Healthcare | Informa 2018,[2] Varvel et al Arterioscler Thromb Vasc Biol. 2016;36:2239, Tsimikas et al. Atherosclerosis 2020;300:1, Nordestgaard et al. Eur Heart J. 2010;31:2844,
[3] Biomedtracker, Internal Analysis; [4] Kidd, J., Nat Rev Drug Discov. 2006;5(10):813

23

Zerlasiran Phase 2 Results Support Competitive Profile with Opportunities to Further Differentiate in Phase 3 EFFICACY SAFETY DURABILITY Maximum Lp(a) reductions over 90% Lp(a) reductions persisted 60 weeks following first dose (Q16W and Q24W dosing) Well tolerated with no major safety issues 1. Journal of the American Medical Association (JAMA). November 18, 2024. Zerlasiran – A Small Interfering RNA-Targeting Lipoprotein(a) A Phase 2 Randomized Clinical Trial | Clinical Pharmacy and Pharmacology | JAMA | JAMA Network.

Zerlasiran Program Status Core Phase 3 readiness activities complete Alignment with global regulatory agencies on Phase 3 design and endpoints Next Steps: Seeking potential third-party partners for Phase 3 development First industry CVOT evaluating Lp(a) lowering therapy impact on cardiovascular events scheduled to readout in 2026

SLN312 (ANGPTL3)

SLN312: Phase 1 siRNA with a Competitive Profile for Dyslipidemia SLN312 is a Phase 1 siRNA silencing ANGPTL3 ANGPTL3 inhibitors are novel class of therapeutic agents with LDL receptor-independent mechanism of action that may benefit patients that do not respond to statins or PCSK9 inhibitors Discovered as part of an ongoing collaboration with AstraZeneca to discover, develop and commercialize siRNA therapeutics for cardiovascular, renal, metabolic and respiratory diseases using Silence’s mRNAi GOLD™ AZ completed an interim analysis of a Phase 1 trial in patients with dyslipidemia demonstrating a competitive profile; Silence will re-gain exclusive rights globally to SLN312 at the end of Phase 1 SLN312 Demonstrates Competitive Profile in Patients with Dyslipidemia Safe and well-tolerated with no serious adverse events Robust reductions in ANGPTL3 protein after single and multiple doses of SLN312 supporting infrequent dosing Lipid reductions on par with other ANGPTL3i in development Program Outlook Potential for GPR146 and ANGPTL3 combination therapy (differentiated approach) Several therapeutic options available including mixed dyslipidemia, HoFH and HeFH

SLN312 Phase 1 Results Demonstrate Robust ANGPTL3 Reductions Supporting Potential for Infrequent Dosing EFFICACY SAFETY DURABILITY Substantial and dose-dependent reductions in ANGPTL3, triglycerides and atherogenic lipoproteins Sustained effects after single and multiple doses supporting potential for infrequent dosing Well tolerated with no major safety issues Phase 1 Data Presentations Planned for Research Congresses in 2026

SLN365 (GPR146)

SLN365: Potential First-in-Class siRNA with Novel MOA in High Unmet Need Space Potential First-in-Class siRNA Silencing GPR146 Novel mechanism-of-action for managing cholesterol levels independent of LDL-C receptor (LDLR) function Hypercholesterolemia is a highly prevalent indication: around 1 in 300 individuals worldwide have the familial form HeFH (heterozygous) and around 1 in 300,000 worldwide have HoFH (homozygous) Demonstrated Preclinical Proof-of-Concept Achieved > 80% mRNA knockdown after a single injection (non-human primates) Sustained effects throughout study with ~50% or greater mRNA knockdown observed 3 months after dosing (NHP) Significant reductions in total cholesterol, LDL and triglycerides in murine disease model (LDLR KO) Program Outlook Potential IND filing in 1H 2027 First potential indication planned for the treatment of HoFH which is the area of highest unmet need where 47% of patients don’t reach the LDL-C goal despite being treated with multiple lipid lowering therapies 1. Heterozygous familial hypercholesterolemia: prevalence and control rates I 2021; 2. Homozygous Familial Hypercholesterolaemia – Worldwide Experience I 2023 1,2

GPR146: Novel Target for the Management of Cholesterol Independent of LDL-C Receptor Function LPL=Lipoprotein Lipase Note: Cholesterol modulating mechanism in other tissues not represented VLDL hepatocyte blood GPR146 ligand SREBP2 pathway VLDL secretion LDL ANGPTL3 PCSK9 LDLR Cholesterol degradation LPL APOC3 REF: Angiopoietin-Like Protein 3 (ANGPTL3) Modulates Lipoprotein Metabolism and Dyslipidemia GPR146 is a receptor present on hepatocyte membranes and responsible for VLDL production VLDL converts into LDL-C and triglycerides in the blood stream GPR146’s function is independent from LDLR Differentiated MOA: Inhibition of GPR146 expression blocks VLDL synthesis and thus TG and LDL levels and may be synergistic with ANGPTL3 and LDLR- dependent drugs

Genetic Evidence: GPR146 Deficiency Protects Against Hypercholesterolemia and Atherosclerosis Common rs2362529-C allele  lower GPR146 expression  lower LDL-C, ApoB, HDL, apoAI, and CRP Common rs1997243-G allele  higher GPR146 expression  exact opposite phenotype Human Genetic Studies Support GPR146 as a Susceptible Gene Regulating Cholesterol Levels https://doi.org/10.1161/ATVBAHA.122.317514 https://doi.org/10.1038/s41422-020-0303-z https://doi.org/10.1016/j.cell.2019.10.034

Results SLN365 treatment resulted in 84% mRNA KD at 4 weeks in the multiple dose group (3 x 3 mg/kg) Sustained KD throughout the study duration – 70% mRNA KD at week 12 in the multiple dose group Single dose of 9 mg/kg resulted in 80% mRNA KD at 4 weeks and 63% KD at week 12 No major treatment-related effect on body weight and no effect on clinical chemistry, hematology or clinical observation Liver PD Dose-Dependent GPR146 mRNA Knockdown Observed with SLN365 Treatment in Non-Human Primates

LDLR KO Reduction of Plasma Cholesterol and Triglycerides in Mice Following GPR146 siRNA Treatment WT Mouse surrogate siRNA reduced Gpr146 mRNA levels by >75% Significant reduction of total cholesterol and triglycerides following siRNA treatment observed in WT and LDLR KO mice on Western diet No accumulation of lipids in the liver following siRNA treatment n=11-12/group, high-fat diet n=11-12/group, high-fat diet -49% *** -72% *** -29% * -27% *** -7 0 7 14 21 28 35 42 0 2 4 6 8 Day P l a s m a T C [ m m o l / L ] siRNA siRNA mean and 95% CI -7 0 7 14 21 28 35 42 0.0 0.5 1.0 1.5 2.0 Day P l a s m a T G [ m m o l / L ] siRNA siRNA mean and 95% CI -7 0 7 14 21 28 35 42 0 10 20 30 40 50 Day P l a s m a T C [ m m o l / L ] siRNA siRNA mean and 95% CI -7 0 7 14 21 28 35 42 0 2 4 6 8 Day P l a s m a T G [ m m o l / L ] siRNA siRNA mean and 95% CI PBS Gpr146 siRNA Dunnet‘s test on two-factor linear model with interaction *** P < 0.001; * P<0.05 compared to PBS control Data shown for one compound, similar data was obtained with two different siRNAs

SLN098 (INHBE)

Despite Recent Advances in Obesity Treatment, Limitations of Current SoC Leave Millions at Risk of Further Complications

- ~ 1 billion patients worldwide affected by obesity and associated comorbidities
- Current obesity treatments offer weight loss of ~15-25% which plateaus after 12-24 months and are associated with up to 40% lean muscle mass loss
- More than two-thirds weight loss is regained within first year after discontinuation of treatment
- Poor tolerability and compliance with up to 30% patients discontinuing GLP/GIP agonists treatment

Need for Improved Quality of Weight Loss with Differentiated Approach to Current Treatments

1. NCD-RisC, Lancet. 2024; 2. Melson et al Clinical Research 2024; 3. Kevin Hall, bioRxiv. 2023; Wilding et al, NEJM. 2021; Jastreboff et al, NEJM.2022; 4.Gomar et al, Curr Cardiol Rep. 2025; 5. West et al, BMJ.2026

36

SLN098 Silences INHBE: Novel Target for Obesity Supported by Human Genetics and Recent Clinical Validation Potential to Transform Weight Loss Opportunity to address unmet needs including increasing fat loss, preventing muscle mass loss and slowing weight regain INHBE is a novel target supported by human genetics, strong preclinical data, and emerging third-party clinical data Demonstrated Deep and Durable Knockdown >70% knockdown of INHBE mRNA levels sustained for nearly 3 months in non-human primates Disease model data expected Q2 2026 to further validate mechanism of action Program Outlook Potential for IND filing by 2027 year-end Opportunity to develop either as monotherapy or add-on to GLP/GIP agonists or as weight maintenance treatment

Targeting INHBE Synthesis Blocks Signalling via ALK7, Effectively Enabling Lipolysis in Adipose Tissue INHBE (Inhibin beta E) encodes Activin beta E, a peptide hormone & member of the Transforming Growth Factor Beta (TGF-b) super family Expression is elevated upon fasting, in obesity and in patients with T2D Activin beta E is a hepatokine that activates ALK7 receptor in adipose tissue, where it blocks lipolysis Inhibition of INHBE expression enhances lipolysis and redistributes fat In combination with GLP/GIP agonists, opportunity to enhance weight loss while preserving muscle mass

SLN098 Preclinical Data Demonstrating Impact on Weight Loss in Obesity Disease Model Anticipated in 2Q 2026 Study Objectives: SLN098 impact on weight gain SLN098 impact on weight loss in combination with GLP/GIP agonist SLN098 impact on quality of weight loss (lean mass/fat mass & impact on weight gain after phasing out GLP/GIP agonists) Safety data (i.e. impact on fatty liver and blood lipid levels, ALT/AST)

Anticipated 2026 Milestones

	1Q 2026	2Q 2026	3Q 2026	4Q 2026
Divesiran Polycythemia Vera			★ SANRECO Ph2 topline results	
Zerlasiran High Lp(a)	*Results from first industry CVOT in high Lp(a) anticipated in 2026*			
SLN312* Dyslipidemia	*Ph1 data presentations anticipated in 2026*			
SLN365 HoFH		★ Preclinical data		
	IND enabling studies (potential filing in 1H 2027)			
SLN098 Obesity		★ Preclinical data		
	IND enabling studies (potential filing in 2H 2027)			
Extra-hepatic		★ Preclinical data		★ Preclinical data

*SLN312 is currently licensed to AstraZeneca. As announced in a Company Press Release dated March 5, 2026, Silence will re-gain exclusive rights globally to SLN312 following Phase 1.
HoFH=Homozygous familial hypercholesterolemia

Silencing diseases through precision engineered medicines created with proprietary siRNA technology